Exhibit 10.02

PERFORMANCE SHARE AWARD SUBPLAN
OF THE 2007 OMNIBUS LONG-TERM COMPENSATION PLAN
2012-2014 PERFORMANCE PERIOD

EASTMAN CHEMICAL COMPANY

Exhibit 10.02

EASTMAN CHEMICAL COMPANY
PERFORMANCE SHARE AWARD SUBPLAN
OF THE 2007 OMNIBUS LONG-TERM COMPENSATION PLAN
2012-2014 PERFORMANCE PERIOD

Section 1. Background.  Under Article 4 of the Eastman Chemical Company 2007 Omnibus Long-Term Compensation Plan (the “Plan”), the “Committee” (as defined in the Plan), may, among other things, award shares of the $.01 par value common stock (“Common Stock”) of Eastman Chemical Company (the “Company”) to “Participants” (as defined in the Plan), and such awards may take the form of “Performance Awards” (as defined in the Plan) which are contingent upon the attainment of certain performance objectives during a specified period, and subject to such other terms, conditions, and restrictions as the Committee deems appropriate.  Performance Awards may be structured as “Qualified Performance-Based Awards” (as defined in the Plan) in order to be exempt from the compensation deduction limit of Section 162(m) of the Internal Revenue Code of 1986 (“Code Section 162(m)”).The purpose of this Performance Share Award Subplan (this “Subplan”) is to set forth the terms of the Performance Awards to be awarded for the 2012-2014 Performance Period specified herein, effective as of January 1, 2012 (the “Effective Date”).

Section 2. Definitions.

(a) The following definitions shall apply to this Subplan:

(i) “Actual Grant Amount” means the number of shares of Common Stock to which a participant is entitled under a Performance Award, calculated in accordance with Section 6 of this Subplan.

(ii) “Award Amount” means the number of shares of Common Stock subject to the Performance Award granted to the Participant under this Subplan at the beginning of the Performance Period.

(iii) “Award Payment Date” means the date the Committee approves the payout of Common Stock covered by an award under this Subplan to a Participant.

(iv) “Comparison Group” is the group of companies within the S&P 1500 “Materials Sector” that are classified by Standard & Poor’s as Chemical companies.  The S&P “Materials Sector” index is an index of industrial companies selected from the S&P “Super Composite 1500” Index, identified as Global Industry Classification Standard (“GICS”) 15.

(v)  “Cost of Capital” reflects the Company’s cost of debt and the cost of equity, expressed as a percentage, reflecting the percentage of interest charged on debt and the percentage of expected return on equity. “Cost”, “debt”, “equity”, “interest”, “interest charged on debt”, and “return on equity” shall be determined and measured in accordance with accounting principles generally accepted in the United States (“GAAP”) as applied in preparing the Company’s consolidated financial statements as of the Effective Date, excluding the impact of any subsequent changes during the Performance Period in GAAP or in the manner of application of GAAP in the preparation of the Company’s consolidated financial statements, and including the results from any operations which are included in the Company's continuing operations as of the Effective Date and which are subsequently presented as discontinued operations during the Performance Period as a result of a divestiture.

Exhibit 10.02

(vi)  “Earnings from Continuing Operations” shall be defined as the total sales of the Company minus the costs of all operations of any nature used to produce such sales, including taxes, plus after-tax interest associated with the Company’s capital debt (as defined in Section 2(a)(xi)). “Sales”, “costs of operations”, “taxes”, and “after-tax interest associated with capital debt” shall be determined and measured in accordance with accounting principles generally accepted in the United States (“GAAP”), as applied in preparing the Company’s consolidated financial statements as of the Effective Date, excluding the impact of any subsequent changes during the Performance Period in GAAP or in the manner of application of GAAP in the preparation of the Company’s consolidated financial statements, and including the results from any operations which are included in the Company's continuing operations as of the Effective Date and which are subsequently presented as discontinued operations during the Performance Period as a result of a divestiture.

(vii)  “Maximum Deductible Amount” means the maximum amount deductible by the Company, taking into consideration the limitations under Code Section 162(m), of the Internal Revenue Code of 1986, as amended, or any similar or successor provisions thereto.

(viii) “Participation Date” means November 1, 2011.

(ix) “Performance Period” means January 1, 2012 through December 31, 2014.

(x) “Performance Year” means one of the three calendar years in the Performance Period.

(xi) “Return on Capital” shall mean the return produced by funds invested in the Company and shall be determined as Earnings from Continuing Operations, as defined in Section 2(a)(vi), divided by the Average Capital Employed.  Average Capital Employed shall be derived by adding the Company’s capital debt plus equity at the close of the last day of the year preceding the Performance Year to the Company’s capital debt plus equity at the close of the last day of the present Performance Year, with the resulting sum being divided by two.  Capital debt is defined as the sum of borrowing by the Company due within one year and long-term borrowing, as designated on the Company’s balance sheet.  The resulting ratio shall be multiplied by One Hundred (100) in order to convert such to a percentage.  Such percentage shall be calculated to the third place after the decimal point (i.e., xx.xxx%), and then rounded to the second place after the decimal point (i.e., xx.xx%). “Equity”, “borrowing due within one year”, and “long-term borrowing” shall be determined and measured in accordance with accounting principles generally accepted in the United States (“GAAP”), as applied in preparing the Company’s consolidated financial statements as of the Effective Date, excluding the impact of any subsequent changes during the Performance Period in GAAP or in the manner of application of GAAP in the preparation of the Company’s consolidated financial statements, and including the results from any operations which are included in the Company's continuing operations as of the Effective Date and which are subsequently presented as discontinued operations during the Performance Period as a result of a divestiture.

(xii) “Target Award Range” means, with respect to any eligible Participant, the number of Shares within the range specified on Exhibit A hereto for the Salary Grade applicable to such Participant.

(xiii) “TSR” means total stockholder return, as reflected by the sum of (A) change in stock price (measured as the difference between (I) the average of the closing prices of a company’s common stock on the New York Stock Exchange, or of the last sale prices or closing prices of such stock on another national trading exchange, as applicable, in the period beginning on the tenth trading day preceding the beginning of the Performance Period and ending on the tenth trading day of the Performance Period and (II) the average of such closing or last sale prices for such stock in the period beginning on the tenth trading day preceding the end of the Performance Period and ending on the tenth trading day following the end of the Performance Period) plus (B) dividends declared, assuming reinvestment of dividends, and expressed as a percentage return on a stockholder’s hypothetical investment.

(b) Any capitalized terms used but not otherwise defined in this Subplan shall have the respective meanings set forth in the Plan.

Exhibit 10.02

Section 3. Administration.  This Subplan shall be administered by the Compensation and Management Development Committee of the Board of Directors.  The Committee shall have authority to interpret this Subplan, to prescribe rules and regulations relating to this Subplan, and to take any other actions it deems necessary or advisable for the administration of this Subplan, and shall retain all general authority granted to it under Article 4 of the Plan.  At the end of the Performance Period, the Committee shall approve Actual Grant Amounts awarded to participants under this Subplan in accordance with the applicable approval and certification requirements specified in the Plan.

Section 4. Eligibility; Types of Awards.  The Participants who are eligible to participate in this Subplan are those employees who, as of the Participation Date, are at Salary Grade 49 and 105 and above.  Employees who are promoted during the Performance Period to a position that would meet the above criteria, but who do not hold such position as of the Participation Date, are not eligible to participate in this Subplan.  The Covered Employees identified on Schedule A shall receive Performance Awards that are Qualified Performance-Based Awards.  The remainder of the Participants shall receive Performance Awards that are not intended to be Qualified Performance-Based Awards.

Section 5. Form of Payout of Awards.  Subject to the terms and conditions of the Plan and this Subplan, amounts earned in connection with the Performance Awards under this Subplan shall be paid out in the form of unrestricted shares of Common Stock; provided, however, that any fractional share of Common Stock, payable as a result of Section 9 of this Subplan or otherwise, shall be paid in cash in an amount representing the market value of such fractional share at the time of payment.

Section 6. Size of Awards.

(a) Target Award Range.  Exhibit A hereto shows by Salary Grade the Target Award Range. The Salary Grade to be used in determining the size of any Award Amount to a Participant under this Subplan shall be the Salary Grade applicable to the position held by the participant on the Participation Date.  The actual size of the Award Amount to the Participant shall be determined by the Committee with respect to Participants who are executive officers of the Company, and by the Committee’s senior management delegates in the case of all other Participants, based on the Participant’s past performance and potential for contributions to the Company’s future long term success.  Based on this assessment, the Participant may receive no award, the target award amount, or any amount within the Target Award Range in increments of 10 Shares.  The Committee shall provide its delegates with guidelines for determining the cumulative award targets for Participants who are not executive officers of the Company.

(b) Actual Grant Amount.  Subject to the Committee’s authority to adjust the Actual Grant Amount described in Section 12, the Actual Grant Amount awarded to the Participant at the end of the Performance Period is determined by applying a multiplier to the Participant’s Award Amount.  The multiplier shall be determined by comparing Company performance relative to two measures:

(i) The Company’s TSR during the Performance Period relative to the TSRs of the companies in the Comparison Group during the Performance Period.  The Company and each company in the Comparison Group shall be ranked by TSR, in descending order, with the company having the highest TSR during the Performance Period being ranked number one.  The Comparison Group shall further be separated into quintiles (first 20%, second 20%, etc.) and the Company’s position, in relation to the Comparison Group, shall be expressed as a position in the applicable quintile ranking; and

(ii) The arithmetic average, for each of the Performance Years during the Performance Period, of the Company’s average Return on Capital minus a Return on Capital target. The Return on Capital target will be determined by the Committee.  In the case of Performance Awards that are intended to be Qualified Performance-Based Awards, the Return on Capital target for each year included in the Performance Period shall be established within 90 days after commencement of the Performance Period. Moreover, in the case of Performance Awards that are intended to be Qualified Performance-Based Awards, Return on Capital will be measured in a manner that complies with Code Section 162(m), including the requirement that the performance goals be objectively measured.

Exhibit 10.02

An award multiplier table is shown in Exhibit B.  The award multiplier is based on the Company’s performance relative to its quintile ranking relative to the Comparison Group, and its average Return on Capital relative to a target during the Performance Period.  The award multipliers range from 3.0 (i.e., 300%), if the Company’s TSR is in the top performing quintile (top 20%) of companies in the Comparison Group and the average Return on Capital minus the target Return on Capital is greater than 10 percentage points, to 0.0 (with no shares of Common Stock earned by Participants under this Subplan) if the Company does not meet the specified levels of performance relative to the two measures.

Section 7. Composition of Comparison Group.

(a) Qualified Performance-Based Awards.  In the case of Performance Awards that are intended to be Qualified Performance-Based Awards, any member of the Comparison Group that ceases to exist during the Performance Period shall be disregarded for the entire Performance Period.  There shall be no other adjustments in the Comparison Group after commencement of the Performance Period with respect to Performance Awards that are intended to be Qualified Performance-Based Awards.

(b) Performance Awards.  In the case of Performance Awards that are not intended to be Qualified Performance-Based Awards, the Committee retains the discretion to make the following adjustments in the Comparison Group during the Performance Period.  A company in the Comparison Group may be dropped from the Comparison Group if a company’s common stock ceases to be publicly traded on a national stock exchange or market; or a company is a party to a significant merger, acquisition, or other reorganization.  Under these, or similar, circumstances, the company or companies may be removed from the Comparison Group, and may be replaced with another company or companies by Standard & Poor’s, consistent with their established criteria for selection of companies for the Comparison Group.  In any case where the Comparison Group ceases to exist, or is otherwise determined to no longer be appropriate as the basis for a measure under this Subplan, the Committee may designate a replacement Comparison Group.  In any such case, the Committee shall have authority to determine the appropriate method of calculating the TSR of such former and/or replacement Comparison Group, whether by complete substitution of the replacement Comparison Group (and disregard of the former Comparison Group) over the entire Performance Period or by pro rata calculations for each Comparison Group or otherwise.

Section 8. Preconditions to Payout Under Performance Awards.

(a) Continuous Employment.  Except as specified in paragraph (b) below, to be eligible for payout under a Performance Award under this Subplan, a Participant must remain continuously employed with the Company or a Subsidiary at all times from the Effective Date through the Award Payment Date.

(b) Death, Disability, Retirement, or Termination for an Approved Reason Before the Award Payment Date.  If a Participant’s employment is terminated due to death, disability, retirement, or any approved reason as determined by the Committee (in the case of an executive officer) or the executive officer responsible for Human Resources (in the case of non-executive officers) (including reduction in force, divestiture, special separation, or termination by mutual consent) prior to the Award Payment Date, the Participant shall receive, subject to the terms and conditions of the Plan and this Subplan, a payout representing a prorated portion of the Actual Grant Amount to which such Participant otherwise would have been entitled to receive under Section 6 of this Subplan had the Participant remained in employment to the end of the Performance Period, with the precise amount of such payout to be determined by multiplying the Actual Grant Amount by a fraction, the numerator of which is the number of full calendar months employed in the Performance Period from the Effective Date through and including the effective date of such termination, and the denominator of which is 36 (the total number of months in the Performance Period).

Section 9. Manner and Timing of Award Payments.

(a) Timing of Award Payment.  Except as provided in Section 9(c), if any Awards are payable under this Subplan, the payment of such Awards to Participants shall be made as soon as is administratively practicable after final approval by the Committee of such payments and within the first taxable year immediately following the end of the Performance Period.

Exhibit 10.02

(b) Tax Withholding.  The Company may withhold or require the grantee to remit a cash amount sufficient to satisfy federal, state, and local taxes (including the participant’s FICA obligation) required by law to be withheld.  Further, either the Company or the grantee may elect to satisfy the withholding requirement by having the Company withhold shares of Common Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction.

(c) Deferral of Award in Excess of the Maximum Deductible Amount.  If payment under a Performance Award would, or could in the reasonable estimation of the Committee, result in the participant’s receiving compensation in excess of the Maximum Deductible Amount in a given year, then such portion (or all, as applicable) of the Award as would, or could in the reasonable estimation of the Committee, cause such participant to receive compensation from the Company in excess of the Maximum Deductible Amount may, at the sole discretion of the Committee, be converted into the right to receive a cash payment, which shall be paid at such time as permitted under Internal Revenue Code Section 409A and applicable Treasury Regulations and guidance thereunder.

Section 10. No Rights as Stockholder.  No certificates for shares of Common Stock shall be issued under this Subplan, nor shall any participant have any rights as a stockholder as a result of participation in this Subplan, until the Actual Grant Amount has been determined and such participant has otherwise become entitled to an Award under the terms of the Plan and this Subplan.  In particular, no participant shall have any right to vote or to receive dividends on any shares of Common Stock under this Subplan until certificates for such shares have been issued as described above.

Section 11. Application of Plan.  The provisions of the Plan shall apply to this Subplan, and the provisions of this Subplan shall be interpreted in a manner consistent with the terms of the Plan.

Section 12. Adjustment of Actual Grant Amount.  The Committee may, in its sole discretion, adjust the Actual Grant Amount to reflect overall Company performance and business and financial conditions, except in the case of a Performance Award that is a Qualified Performance-Based Award where such actions would cause the Performance Award that is a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.  In the case of a Performance Award that is a Qualified Performance-Based Award, the Committee shall retain the discretion to adjust such Award downward, either on a formula or discretionary basis or any combination, as the Committee determined.

Section 13. Reimbursement of Certain Compensation Following Restatement.  The Performance Awards are subject to the provisions of the Plan and any applicable law or Company policy requiring reimbursement to the Company of certain incentive-based compensation following an accounting restatement due to material non-compliance by the Company with any financial reporting requirement or due to other events or conditions.

Section 14. Amendments.  The Committee may, from time to time, amend this Subplan in any manner.

Section 15.  Code Section 409A.  All Performance Awards granted under this Subplan shall be subject to the provisions of the Plan concerning Code Section 409A, which provisions shall be incorporated into this Subplan by reference.

Exhibit 10.02

EXHIBIT A
Eastman Chemical Company
Performance Share Award Grant Table
2012-2014 Cycle

ON FILE IN GLOBAL COMPENSATION

Exhibit 10.02

EXHIBIT B

2012 -2014 Award Multiplier Table
Differential from Target Return on Capital (ROC-(COC+X))*
Eastman TSR Relative to Comparison Companies	<-7%	-7% to -5%	-4.99 to -3%	-2.99 to -1%	-0.99 to 0%	.01 to +1%	+1.01 to +3%	+3.01 to +5%	+5.01 to +7%	+7.01 to +10%	>10%
5th quintile	0	0	0	0.4		.5	.6	.7	.8	1.1	1.5
4th quintile	0	0	0.4		.5	.7	.8	.9	1.1	1.5	2
3rd quintile	0	0.4		.5	.8	1	1.2	1.5	1.8	2.1	2.4
2nd quintile	0.4		.6	.8	1	1.3	1.6	1.9	2.2	2.5	2.8
1st quintile	0.6		.8	1	1.3	1.6	1.9	2.2	2.5	2.8	3

* “X” to be determined by the Committee at the December meeting.

Exhibit 10.02

AWARD NOTICE

NOTICE OF PERFORMANCE SHARES
AWARDED PURSUANT TO THE
EASTMAN CHEMICAL COMPANY
2007 OMNIBUS LONG-TERM COMPENSATION PLAN

               Recipient:

               Performance Period: 2012-2014

               Target Award:

1.         Award of Performance Shares.  This Award Notice serves to notify you that the Compensation and Management Development Committee of the Board of Directors (the “Committee”) of Eastman Chemical Company ("Company") has awarded to you, under the 2012-2014 Performance Share Award Subplan ("Subplan") of the 2007 Omnibus Long-Term Compensation Plan ("Plan"), on the terms and conditions set forth in the Subplan and the Plan, the number of performance shares (the "Performance Shares") of its $.01 par value Common Stock ("Common Stock") specified above.  The Performance Shares are rights to receive Awards in the form of shares of Common Stock, subject to the attainment of specified performance conditions by the Company.  Subject to satisfaction of the minimum performance conditions and the other terms of the Subplan, Awards under the Subplan will ultimately be paid in the form of unrestricted shares of Common Stock.

This Award Notice provides a summary of the terms and conditions of your performance shares, all of which terms and conditions are contained in the Subplan and the Plan.  Capitalized terms not defined herein have the respective meanings set forth in the Subplan and the Plan, as applicable.

2.         Performance Conditions.  The performance conditions for the Subplan are: 1)  a comparison of the total stockholder return (referred to in the Subplan as "TSR," and reflecting both the change in stock price and the amount of dividends declared) of the Company during the period from January 1, 2012 through December 31, 2014 (the "Performance Period"), to the TSRs of the companies in the Comparison Group (the group of companies within the Standard and Poor’s “Materials Sector” that are classified as Chemical companies.  The S&P “Materials Sector” index, identified as Global Industry Classification Standard 15, is an index of industrial companies selected from the S&P “Super Composite 1500” index); and 2) the arithmetic average for each of the Performance Years during the Performance Period, of the Company’s average Return on Capital minus a Return on Capital target.   The specific terms of the performance conditions are summarized in Section 3 of this Award Notice and are detailed in Section 6 of the Subplan.

3.         Number of Performance Shares Awarded.  The number of Performance Shares that you have been awarded is shown above (the "Target Award").  However, the actual number of shares of Common Stock to which you will be entitled under the Subplan (the "Actual Grant Amount") may be more or less than the Target Award, depending upon the quintile ranking of the Company's TSR when ranked among the TSRs of the Comparison Group, and the Company’s average Return on Capital relative to a Return on Capital target for each of the Performance Years during the Performance Period.  The Company’s performance relative to these measures shall determine a multiplier to be applied to the Target Grant Amount.  Multipliers range from 3.0 (i.e., 300%), if the Company’s TSR is ranked in the top performing quintile (top 20%) of companies in the Comparison Group, and the average Return on Capital minus the target Return on Capital is greater than 10 percentage points, to 0.0 (with no shares of Common Stock being delivered to participants), if the Company does not meet certain levels of performance relative to the two measures.  The award multiplier table is shown in Exhibit A.  Subject to the Committee’s authority to adjust the Actual Grant Amount described in Section 12 of this Award Notice, your Actual Grant Amount is determined by applying the multiplier corresponding to the Company’s performance (Exhibit A) to your Target Award.

Exhibit 10.02

4.         Payment of Award.  If you are entitled to payment of an Award under the Subplan, such payment will be made as soon as administratively practicable after the end of the Performance Period and final approval by the Committee; provided, however, that if payment of the Award could, in the reasonable estimation of the Committee, result in your receiving compensation, in the year of scheduled payment, in excess of the amount deductible by the Company under Section 162(m) of the Internal Revenue Code, then such portion (or all, as applicable) of the Award as could, in the reasonable estimation of the Committee,  create such excess compensation, may, at the sole discretion of the Committee, be converted into the right to receive a cash payment, which shall be paid at such time as permitted under Internal Revenue Code Section 409A and applicable Treasury Regulations and guidance thereunder, as specified in Section 9 of the Subplan.

If any portion of an Award is converted into a right to receive a cash payment as described above, an amount representing the Fair Market Value of the deferred portion of the Actual Grant Amount will be credited to the Stock Account of the Executive Deferred Compensation Plan (the “EDCP”) and hypothetically invested in units of Common Stock.  Thereafter, such amount will be treated in the same manner as other investments in the EDCP, all as specified in Section 9 of the Subplan.

The Company may withhold or require you to remit a cash amount sufficient to satisfy federal, state, and local taxes (including your FICA obligation) required by law to be withheld.  Further, either the Company or you may elect to satisfy the withholding requirement by having the Company withhold shares of common stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction.

5.         Nontransferability.  Unless and until unrestricted shares of Common Stock are delivered or, if applicable, an amount is credited under the EDCP to you in payment of an earned Award of the Performance Shares, the Performance Shares are not transferable except by will or by the laws of descent and distribution, and may not be sold, assigned, pledged or encumbered in any way, whether by operation of law or otherwise.

6.         Limitation of Rights.  You will not have any rights as a stockholder with respect to the Performance Shares unless and until certificates for shares of Common Stock have been issued to you.  No such certificates will be issued under the Subplan until the Actual Grant Amount has been determined and you have otherwise become entitled to payment of an Award under the terms of the Plan and the Subplan.    Neither the Plan, the Subplan, the granting of these Performance Shares nor this Award Notice gives you any right to remain employed by the Company.

7.         Termination.  Upon termination of your employment with the Company and its Subsidiaries by reason of death, disability or retirement, or for another approved reason as determined by the Committee (in the case of executive officers) or the executive officer responsible for Human Resources (in the case of non-executive employees), you will receive after the end of the Performance Period, subject to the terms and conditions of the Plan and the Subplan, an Award representing a prorated portion of the Actual Grant Amount to which you otherwise would have been entitled to receive under Section 6 of the Subplan had you remained in employment to the end of the Performance Period, based on the number of full calendar months from January 1, 2012 through the effective date of such termination.  Upon termination of your employment with the Company and its Subsidiaries for a reason other than death, disability, retirement or another approved reason prior to the date the shares of Common Stock covered by the Award are delivered to you, you will not be eligible or entitled to receive any Award under the Subplan.

8.         Noncompetition; Confidentiality.  You will not, without the written consent of the Company, either during your employment by the Company or thereafter, disclose to anyone or make use of any confidential information which you have acquired during your employment relating to any of the business of the Company, except as such disclosure or use may be required in connection with your work as an employee of the Company.  During your employment by the Company, and for a period of two years after the termination of such employment, you will not, either as principal, agent, consultant, employee or otherwise, engage in any work or other activity in competition with the Company in the field or fields in which you have worked for the Company.  The agreement in this Section 8 applies separately in the United States and in other countries but only to the extent that its application shall be reasonably necessary for the protection of the Company.  You will forfeit all rights under this Award Notice to or related to the Performance Shares if,  in the determination of the Committee (in the case of executive officers) or of the executive officer responsible for Human Resources (in the case of non-executive employees), you have violated any of the provisions of this Section 8, and in that event any issuance of shares, payment or other action with respect to the Performance Shares shall be made or taken, if at all, in the sole discretion of the Committee or the executive officer responsible for Human Resources.

Exhibit 10.02

9.         Restrictions on Issuance of Shares.  If at any time the Company determines that listing, registration or qualification of the shares covered by an Award upon any securities exchange or under any state or federal law, or the approval of any governmental agency, is necessary or advisable prior to the delivery of any certificate for shares of Common Stock subject to the Award, no such certificate may be delivered unless and until such listing, registration, qualification or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

10.       Change in Ownership; Change in Control.  Article 14 of the Plan contains certain special provisions that will apply in the event of a Change in Ownership or Change in Control, respectively.

11.       Adjustment of Terms.  The adjustment provisions Article 15 of the Plan will control in the event of a nonreciprocal transaction between the company and its stockholders that causes the per-share value of the Common Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend) or upon the occurrence of in anticipation of any other corporate event or transaction involving the Company (including, without limitation, any merger, combination, or exchange of shares).

12.       Adjustment of Actual Grant Amount.   The Committee may, in its sole discretion, adjust the Actual Grant Amount to reflect overall Company performance and business and financial conditions, except in the case of a Performance Award that is a Qualified Performance-Based Award where such actions would cause the Performance Award that is a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.  In the case of a Performance Award that is a Qualified Performance-Based Award, the Committee shall retain the discretion to adjust such Award downward, either on a formula or discretionary basis or any combination, as the Committee determined.

13.       Reimbursement of Certain Compensation Following Restatement.  The Award is subject to the provisions of the Plan and any applicable law or Company policy requiring reimbursement to the Company of certain incentive-based compensation following an accounting restatement due to material non-compliance by the Company with any financial reporting requirement or due to other events or conditions.

14.       Plan and Subplan Control.  In the event of any conflict between the provisions of the Plan or the Subplan and the provisions of this Award Notice, the provisions of the Plan or the Subplan, as applicable, will be controlling and determinative.

Exhibit 10.02

EXHIBIT A

Award Multiplier Table 2012 -2014 Award Multiplier Table
Differential from Target Return on Capital (ROC-(COC+X))*
Eastman TSR Relative to Comparison Companies	<-7%	-7% to -5%	-4.99 to -3%	-2.99 to -1%	-0.99 to 0%	.01 to +1%	+1.01 to +3%	+3.01 to +5%	+5.01 to +7%	+7.01 to +10%	>10%
5th quintile	0	0	0	0.4		.5	.6	.7	.8	1.1	1.5
4th quintile	0	0	0.4		.5	.7	.8	.9	1.1	1.5	2
3rd quintile	0	0.4		.5	.8	1	1.2	1.5	1.8	2.1	2.4
2nd quintile	0.4		.6	.8	1	1.3	1.6	1.9	2.2	2.5	2.8
1st quintile	0.6		.8	1	1.3	1.6	1.9	2.2	2.5	2.8	3

* “X” to be determined by the Committee at the December meeting.

Exhibit 10.02

PERFORMANCE SHARE AWARD SUBPLAN
OF THE 2007 OMNIBUS LONG-TERM COMPENSATION PLAN
2012-2014 PERFORMANCE PERIOD

MARK J. COSTA

EASTMAN CHEMICAL COMPANY

Exhibit 10.02

EASTMAN CHEMICAL COMPANY
PERFORMANCE SHARE AWARD SUBPLAN
OF THE 2007 OMNIBUS LONG-TERM COMPENSATION PLAN
2012-2014 PERFORMANCE PERIOD

MARK J. COSTA

Section 1. Background.  Under Article 4 of the Eastman Chemical Company 2007 Omnibus Long-Term Compensation Plan (the “Plan”), the “Committee” (as defined in the Plan), may, among other things, award shares of the $.01 par value common stock (“Common Stock”) of Eastman Chemical Company (the “Company”) to “Participants” (as defined in the Plan), and such awards may take the form of “Performance Awards” (as defined in the Plan) which are contingent upon the attainment of certain performance objectives during a specified period, and subject to such other terms, conditions, and restrictions as the Committee deems appropriate.  Performance Awards may be structured as “Qualified Performance-Based Awards” (as defined in the Plan) in order to be exempt from the compensation deduction limit of Section 162(m) of the Internal Revenue Code of 1986 (“Code Section 162(m)”).The purpose of this Performance Share Award Subplan (this “Subplan”) is to set forth the terms of the Performance Awards to be awarded for the 2012-2014 Performance Period specified herein, effective as of January 1, 2012 (the “Effective Date”).

Section 2. Definitions.

(a) The following definitions shall apply to this Subplan:

(i) “Actual Grant Amount” means the number of shares of Common Stock to which a participant is entitled under a Performance Award, calculated in accordance with Section 6 of this Subplan.

(ii) “Award Amount” means the number of shares of Common Stock subject to the Performance Award granted to the Participant under this Subplan at the beginning of the Performance Period.

(iii) “Award Payment Date” means the date the Committee approves the payout of Common Stock covered by an award under this Subplan to a Participant.

(iv) “Comparison Group” is the group of companies within the S&P 1500 “Materials Sector” that are classified by Standard & Poor’s as Chemical companies.  The S&P “Materials Sector” index is an index of industrial companies selected from the S&P “Super Composite 1500” Index, identified as Global Industry Classification Standard (“GICS”) 15.

(v)  “Cost of Capital” reflects the Company’s cost of debt and the cost of equity, expressed as a percentage, reflecting the percentage of interest charged on debt and the percentage of expected return on equity. “Cost”, “debt”, “equity”, “interest”, “interest charged on debt”, and “return on equity” shall be determined and measured in accordance with accounting principles generally accepted in the United States (“GAAP”) as applied in preparing the Company’s consolidated financial statements as of the Effective Date, excluding the impact of any subsequent changes during the Performance Period in GAAP or in the manner of application of GAAP in the preparation of the Company’s consolidated financial statements, and including the results from any operations which are included in the Company's continuing operations as of the Effective Date and which are subsequently presented as discontinued operations during the Performance Period as a result of a divestiture.

Exhibit 10.02

(vi) “Earnings from Continuing Operations” shall be defined as the total sales of the Company minus the costs of all operations of any nature used to produce such sales, including taxes, plus after-tax interest associated with the Company’s capital debt (as defined in Section 2(a)(xi)). “Sales”, “costs of operations”, “taxes”, and “after-tax interest associated with capital debt” shall be determined and measured in accordance with accounting principles generally accepted in the United States (“GAAP”), as applied in preparing the Company’s consolidated financial statements as of the Effective Date, excluding the impact of any subsequent changes during the Performance Period in GAAP or in the manner of application of GAAP in the preparation of the Company’s consolidated financial statements, and including the results from any operations which are included in the Company's continuing operations as of the Effective Date and which are subsequently presented as discontinued operations during the Performance Period as a result of a divestiture.

(vii)  “Maximum Deductible Amount” means the maximum amount deductible by the Company, taking into consideration the limitations under Code Section 162(m), of the Internal Revenue Code of 1986, as amended, or any similar or successor provisions thereto.

(viii) “Participation Date” means November 1, 2011.

(ix) “Performance Period” means January 1, 2012 through December 31, 2014.

(x) “Performance Year” means one of the three calendar years in the Performance Period.

(xi) “Return on Capital” shall mean the return produced by funds invested in the Company and shall be determined as Earnings from Continuing Operations, as defined in Section 2(a)(vi), divided by the Average Capital Employed.  Average Capital Employed shall be derived by adding the Company’s capital debt plus equity at the close of the last day of the year preceding the Performance Year to the Company’s capital debt plus equity at the close of the last day of the present Performance Year, with the resulting sum being divided by two.  Capital debt is defined as the sum of borrowing by the Company due within one year and long-term borrowing, as designated on the Company’s balance sheet.  The resulting ratio shall be multiplied by One Hundred (100) in order to convert such to a percentage.  Such percentage shall be calculated to the third place after the decimal point (i.e., xx.xxx%), and then rounded to the second place after the decimal point (i.e., xx.xx%). “Equity”, “borrowing due within one year”, and “long-term borrowing” shall be determined and measured in accordance with accounting principles generally accepted in the United States (“GAAP”), as applied in preparing the Company’s consolidated financial statements as of the Effective Date, excluding the impact of any subsequent changes during the Performance Period in GAAP or in the manner of application of GAAP in the preparation of the Company’s consolidated financial statements, and including the results from any operations which are included in the Company's continuing operations as of the Effective Date and which are subsequently presented as discontinued operations during the Performance Period as a result of a divestiture.

(xii) “Target Award Range” means, with respect to any eligible Participant, the number of Shares within the range specified on Exhibit A hereto for the Salary Grade applicable to such Participant.

(xiii) “TSR” means total stockholder return, as reflected by the sum of (A) change in stock price (measured as the difference between (I) the average of the closing prices of a company’s common stock on the New York Stock Exchange, or of the last sale prices or closing prices of such stock on another national trading exchange, as applicable, in the period beginning on the tenth trading day preceding the beginning of the Performance Period and ending on the tenth trading day of the Performance Period and (II) the average of such closing or last sale prices for such stock in the period beginning on the tenth trading day preceding the end of the Performance Period and ending on the tenth trading day following the end of the Performance Period) plus (B) dividends declared, assuming reinvestment of dividends, and expressed as a percentage return on a stockholder’s hypothetical investment.

Exhibit 10.02

(b) Any capitalized terms used but not otherwise defined in this Subplan shall have the respective meanings set forth in the Plan.

Section 3. Administration.  This Subplan shall be administered by the Compensation and Management Development Committee of the Board of Directors.  The Committee shall have authority to interpret this Subplan, to prescribe rules and regulations relating to this Subplan, and to take any other actions it deems necessary or advisable for the administration of this Subplan, and shall retain all general authority granted to it under Article 4 of the Plan.  At the end of the Performance Period, the Committee shall approve Actual Grant Amounts awarded to participants under this Subplan in accordance with the applicable approval and certification requirements specified in the Plan.

Section 4. Eligibility; Types of Awards.  The Participants who are eligible to participate in this Subplan are those employees who, as of the Participation Date, are at Salary Grade 49 and 105 and above.  Employees who are promoted during the Performance Period to a position that would meet the above criteria, but who do not hold such position as of the Participation Date, are not eligible to participate in this Subplan.  The Covered Employees identified on Schedule A shall receive Performance Awards that are Qualified Performance-Based Awards.  The remainder of the Participants shall receive Performance Awards that are not intended to be Qualified Performance-Based Awards.

Section 5. Form of Payout of Awards.  Subject to the terms and conditions of the Plan and this Subplan, amounts earned in connection with the Performance Awards under this Subplan shall be paid out in the form of unrestricted shares of Common Stock; provided, however, that any fractional share of Common Stock, payable as a result of Section 9 of this Subplan or otherwise, shall be paid in cash in an amount representing the market value of such fractional share at the time of payment.

Section 6. Size of Awards.

(a) Target Award Range.  Exhibit A hereto shows by Salary Grade the Target Award Range. The Salary Grade to be used in determining the size of any Award Amount to a Participant under this Subplan shall be the Salary Grade applicable to the position held by the participant on the Participation Date.  The actual size of the Award Amount to the Participant shall be determined by the Committee with respect to Participants who are executive officers of the Company, and by the Committee’s senior management delegates in the case of all other Participants, based on the Participant’s past performance and potential for contributions to the Company’s future long term success.  Based on this assessment, the Participant may receive no award, the target award amount, or any amount within the Target Award Range in increments of 10 Shares.  The Committee shall provide its delegates with guidelines for determining the cumulative award targets for Participants who are not executive officers of the Company.

(b) Actual Grant Amount.  Subject to the Committee’s authority to adjust the Actual Grant Amount described in Section 12, the Actual Grant Amount awarded to the Participant at the end of the Performance Period is determined by applying a multiplier to the Participant’s Award Amount.  The multiplier shall be determined by comparing Company performance relative to two measures:

(i) The Company’s TSR during the Performance Period relative to the TSRs of the companies in the Comparison Group during the Performance Period.  The Company and each company in the Comparison Group shall be ranked by TSR, in descending order, with the company having the highest TSR during the Performance Period being ranked number one.  The Comparison Group shall further be separated into quintiles (first 20%, second 20%, etc.) and the Company’s position, in relation to the Comparison Group, shall be expressed as a position in the applicable quintile ranking; and

(ii) The arithmetic average, for each of the Performance Years during the Performance Period, of the Company’s average Return on Capital minus a Return on Capital target. The Return on Capital target will be determined by the Committee.  In the case of Performance Awards that are intended to be Qualified Performance-Based Awards, the Return on Capital target for each year included in the Performance Period shall be established within 90 days after commencement of the Performance Period. Moreover, in the case of Performance Awards that are intended to be Qualified Performance-Based Awards, Return on Capital will be measured in a manner that complies with Code Section 162(m), including the requirement that the performance goals be objectively measured.

Exhibit 10.02

An award multiplier table is shown in Exhibit B.  The award multiplier is based on the Company’s performance relative to its quintile ranking relative to the Comparison Group, and its average Return on Capital relative to a target during the Performance Period.  The award multipliers range from 3.0 (i.e., 300%), if the Company’s TSR is in the top performing quintile (top 20%) of companies in the Comparison Group and the average Return on Capital minus the target Return on Capital is greater than 10 percentage points, to 0.0 (with no shares of Common Stock earned by Participants under this Subplan) if the Company does not meet the specified levels of performance relative to the two measures.

Section 7. Composition of Comparison Group.

(a) Qualified Performance-Based Awards.  In the case of Performance Awards that are intended to be Qualified Performance-Based Awards, any member of the Comparison Group that ceases to exist during the Performance Period shall be disregarded for the entire Performance Period.  There shall be no other adjustments in the Comparison Group after commencement of the Performance Period with respect to Performance Awards that are intended to be Qualified Performance-Based Awards.

(b) Performance Awards.  In the case of Performance Awards that are not intended to be Qualified Performance-Based Awards, the Committee retains the discretion to make the following adjustments in the Comparison Group during the Performance Period.  A company in the Comparison Group may be dropped from the Comparison Group if a company’s common stock ceases to be publicly traded on a national stock exchange or market; or a company is a party to a significant merger, acquisition, or other reorganization.  Under these, or similar, circumstances, the company or companies may be removed from the Comparison Group, and may be replaced with another company or companies by Standard & Poor’s, consistent with their established criteria for selection of companies for the Comparison Group.  In any case where the Comparison Group ceases to exist, or is otherwise determined to no longer be appropriate as the basis for a measure under this Subplan, the Committee may designate a replacement Comparison Group.  In any such case, the Committee shall have authority to determine the appropriate method of calculating the TSR of such former and/or replacement Comparison Group, whether by complete substitution of the replacement Comparison Group (and disregard of the former Comparison Group) over the entire Performance Period or by pro rata calculations for each Comparison Group or otherwise.

Section 8. Preconditions to Payout Under Performance Awards.

(a) Continuous Employment.  Except as specified in paragraph (b) below, to be eligible for payout under a Performance Award under this Subplan, a Participant must remain continuously employed with the Company or a Subsidiary at all times from the Effective Date through the Award Payment Date.

(b) Death, Disability, Retirement, or Termination for an Approved Reason Before the Award Payment Date.  If a Participant’s employment is terminated due to death, disability, retirement, or any approved reason as determined by the Committee (in the case of an executive officer) or the executive officer responsible for Human Resources (in the case of non-executive officers) (including reduction in force, divestiture, special separation, or termination by mutual consent) prior to the Award Payment Date, the Participant shall receive, subject to the terms and conditions of the Plan and this Subplan, a payout representing a prorated portion of the Actual Grant Amount to which such Participant otherwise would have been entitled to receive under Section 6 of this Subplan had the Participant remained in employment to the end of the Performance Period, with the precise amount of such payout to be determined by multiplying the Actual Grant Amount by a fraction, the numerator of which is the number of full calendar months employed in the Performance Period from the Effective Date through and including the effective date of such termination, and the denominator of which is 36 (the total number of months in the Performance Period).

Exhibit 10.02

(c) Termination Without Cause or for Good Reason Before the Award Payment Date.  If a participant's employment with the Company or a Subsidiary is terminated without "Cause" or for "Good Reason" (as such terms are defined in the participants' Employment Agreement dated May 4, 2006) prior to the Award Payment Date, the participant shall receive, subject to the terms and conditions of the Plan and this Subplan, within 30 days of termination (or such other date as may be required under Internal Revenue Code Section 409A), shares of Common Stock underlying outstanding performance shares (as if all performance objectives with respect thereto had been met at a level of 100%) on a pro rata basis based upon the number of full calendar months employed in the Performance Period from the Effective Date through and including the effective date of such termination.

Section 9. Manner and Timing of Award Payments.

(a) Timing of Award Payment.  Except as provided in Section 9(c), if any Awards are payable under this Subplan, the payment of such Awards to Participants shall be made as soon as is administratively practicable after final approval by the Committee of such payments and within the first taxable year immediately following the end of the Performance Period.

(b) Tax Withholding.  The Company may withhold or require the grantee to remit a cash amount sufficient to satisfy federal, state, and local taxes (including the participant’s FICA obligation) required by law to be withheld.  Further, either the Company or the grantee may elect to satisfy the withholding requirement by having the Company withhold shares of Common Stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction.

(c) Deferral of Award in Excess of the Maximum Deductible Amount.  If payment under a Performance Award would, or could in the reasonable estimation of the Committee, result in the participant’s receiving compensation in excess of the Maximum Deductible Amount in a given year, then such portion (or all, as applicable) of the Award as would, or could in the reasonable estimation of the Committee, cause such participant to receive compensation from the Company in excess of the Maximum Deductible Amount may, at the sole discretion of the Committee, be converted into the right to receive a cash payment, which shall be paid at such time as permitted under Internal Revenue Code Section 409A and applicable Treasury Regulations and guidance thereunder.

Section 10. No Rights as Stockholder.  No certificates for shares of Common Stock shall be issued under this Subplan, nor shall any participant have any rights as a stockholder as a result of participation in this Subplan, until the Actual Grant Amount has been determined and such participant has otherwise become entitled to an Award under the terms of the Plan and this Subplan.  In particular, no participant shall have any right to vote or to receive dividends on any shares of Common Stock under this Subplan until certificates for such shares have been issued as described above.

Section 11. Application of Plan.  The provisions of the Plan shall apply to this Subplan, and the provisions of this Subplan shall be interpreted in a manner consistent with the terms of the Plan.

Section 12. Adjustment of Actual Grant Amount.  The Committee may, in its sole discretion, adjust the Actual Grant Amount to reflect overall Company performance and business and financial conditions, except in the case of a Performance Award that is a Qualified Performance-Based Award where such actions would cause the Performance Award that is a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.  In the case of a Performance Award that is a Qualified Performance-Based Award, the Committee shall retain the discretion to adjust such Award downward, either on a formula or discretionary basis or any combination, as the Committee determined.

Section 13. Reimbursement of Certain Compensation Following Restatement.  The Performance Awards are subject to the provisions of the Plan and any applicable law or Company policy requiring reimbursement to the Company of certain incentive-based compensation following an accounting restatement due to material non-compliance by the Company with any financial reporting requirement or due to other events or conditions.

Section 14. Amendments.  The Committee may, from time to time, amend this Subplan in any manner.

Section 15.  Code Section 409A.  All Performance Awards granted under this Subplan shall be subject to the provisions of the Plan concerning Code Section 409A, which provisions shall be incorporated into this Subplan by reference.

Exhibit 10.02

EXHIBIT A

Eastman Chemical Company
Performance Share Award Grant Table
2012-2014 Cycle

ON FILE IN GLOBAL COMPENSATION

Exhibit 10.02

EXHIBIT B

2012 -2014 Award Multiplier Table
Differential from Target Return on Capital (ROC-(COC+X))*
Eastman TSR Relative to Comparison Companies	<-7%	-7% to -5%	-4.99 to -3%	-2.99 to -1%	-0.99 to 0%	.01 to +1%	+1.01 to +3%	+3.01 to +5%	+5.01 to +7%	+7.01 to +10%	>10%
5th quintile	0	0	0	0.4		.5	.6	.7	.8	1.1	1.5
4th quintile	0	0	0.4		.5	.7	.8	.9	1.1	1.5	2
3rd quintile	0	0.4		.5	.8	1	1.2	1.5	1.8	2.1	2.4
2nd quintile	0.4		.6	.8	1	1.3	1.6	1.9	2.2	2.5	2.8
1st quintile	0.6		.8	1	1.3	1.6	1.9	2.2	2.5	2.8	3

* “X” to be determined by the Committee at the December meeting.

Exhibit 10.02

AWARD NOTICE

NOTICE OF PERFORMANCE SHARES
AWARDED PURSUANT TO THE
EASTMAN CHEMICAL COMPANY
2007 OMNIBUS LONG-TERM COMPENSATION PLAN

               Recipient:   Mark J. Costa

               Performance Period: 2012-2014

               Target Award:

1.         Award of Performance Shares.  This Award Notice serves to notify you that the Compensation and Management Development Committee of the Board of Directors (the “Committee”) of Eastman Chemical Company ("Company") has awarded to you, under the 2012-2014 Performance Share Award Subplan ("Subplan") of the 2007 Omnibus Long-Term Compensation Plan ("Plan"), on the terms and conditions set forth in the Subplan and the Plan, the number of performance shares (the "Performance Shares") of its $.01 par value Common Stock ("Common Stock") specified above.  The Performance Shares are rights to receive Awards in the form of shares of Common Stock, subject to the attainment of specified performance conditions by the Company.  Subject to satisfaction of the minimum performance conditions and the other terms of the Subplan, Awards under the Subplan will ultimately be paid in the form of unrestricted shares of Common Stock.

This Award Notice provides a summary of the terms and conditions of your performance shares, all of which terms and conditions are contained in the Subplan and the Plan.  Capitalized terms not defined herein have the respective meanings set forth in the Subplan and the Plan, as applicable.

2.         Performance Conditions.  The performance conditions for the Subplan are: 1)  a comparison of the total stockholder return (referred to in the Subplan as "TSR," and reflecting both the change in stock price and the amount of dividends declared) of the Company during the period from January 1, 2012 through December 31, 2014 (the "Performance Period"), to the TSRs of the companies in the Comparison Group (the group of companies within the Standard and Poor’s “Materials Sector” that are classified as Chemical companies.  The S&P “Materials Sector” index, identified as Global Industry Classification Standard 15, is an index of industrial companies selected from the S&P “Super Composite 1500” index); and 2) the arithmetic average for each of the Performance Years during the Performance Period, of the Company’s average Return on Capital minus a Return on Capital target.   The specific terms of the performance conditions are summarized in Section 3 of this Award Notice and are detailed in Section 6 of the Subplan.

3.         Number of Performance Shares Awarded.  The number of Performance Shares that you have been awarded is shown above (the "Target Award").  However, the actual number of shares of Common Stock to which you will be entitled under the Subplan (the "Actual Grant Amount") may be more or less than the Target Award, depending upon the quintile ranking of the Company's TSR when ranked among the TSRs of the Comparison Group, and the Company’s average Return on Capital relative to a Return on Capital target for each of the Performance Years during the Performance Period.  The Company’s performance relative to these measures shall determine a multiplier to be applied to the Target Grant Amount.  Multipliers range from 3.0 (i.e., 300%), if the Company’s TSR is ranked in the top performing quintile (top 20%) of companies in the Comparison Group, and the average Return on Capital minus the target Return on Capital is greater than 10 percentage points, to 0.0 (with no shares of Common Stock being delivered to participants), if the Company does not meet certain levels of performance relative to the two measures.  The award multiplier table is shown in Exhibit A.  Subject to the Committee’s authority to adjust the Actual Grant Amount described in Section 12 of this Award Notice, your Actual Grant Amount is determined by applying the multiplier corresponding to the Company’s performance (Exhibit A) to your Target Award.

Exhibit 10.02

4.         Payment of Award.  If you are entitled to payment of an Award under the Subplan, such payment will be made as soon as administratively practicable after the end of the Performance Period and final approval by the Committee;
provided, however, that if payment of the Award could, in the reasonable estimation of the Committee, result in your receiving compensation, in the year of scheduled payment, in excess of the amount deductible by the Company under Section 162(m) of the Internal Revenue Code, then such portion (or all, as applicable) of the Award as could, in the reasonable estimation of the Committee,  create such excess compensation, may, at the sole discretion of the Committee, be converted into the right to receive a cash payment, which shall be paid at such time as permitted under Internal Revenue Code Section 409A and applicable Treasury Regulations and guidance thereunder, as specified in Section 9 of the Subplan.

If any portion of an Award is converted into a right to receive a cash payment as described above, an amount representing the Fair Market Value of the deferred portion of the Actual Grant Amount will be credited to the Stock Account of the Executive Deferred Compensation Plan (the “EDCP”) and hypothetically invested in units of Common Stock.  Thereafter, such amount will be treated in the same manner as other investments in the EDCP, all as specified in Section 9 of the Subplan.

The Company may withhold or require you to remit a cash amount sufficient to satisfy federal, state, and local taxes (including your FICA obligation) required by law to be withheld.  Further, either the Company or you may elect to satisfy the withholding requirement by having the Company withhold shares of common stock having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction.

5.         Nontransferability.  Unless and until unrestricted shares of Common Stock are delivered or, if applicable, an amount is credited under the EDCP to you in payment of an earned Award of the Performance Shares, the Performance Shares are not transferable except by will or by the laws of descent and distribution, and may not be sold, assigned, pledged or encumbered in any way, whether by operation of law or otherwise.

6.         Limitation of Rights.  You will not have any rights as a stockholder with respect to the Performance Shares unless and until certificates for shares of Common Stock have been issued to you.  No such certificates will be issued under the Subplan until the Actual Grant Amount has been determined and you have otherwise become entitled to payment of an Award under the terms of the Plan and the Subplan.    Neither the Plan, the Subplan, the granting of these Performance Shares nor this Award Notice gives you any right to remain employed by the Company.

7.         Termination.  Upon termination of your employment with the Company and its Subsidiaries ("termination")  by reason of death, disability or retirement, or for another approved reason as determine by the Committee, you will receive after the end of the Performance Period, subject to the terms and conditions of the Plan and the Subplan, an Award representing a prorated portion of the Actual Grant Amount to which you would have been entitled to receive under Section 6 of the Subplan had you  remained in employment to the end of the Performance, based on the number of full calendar months employed from January 1, 2012 through the effective date of such termination.  Upon termination without "Cause" or resignation for "Good Reason" (as such terms are defined in your Employment Agreement dated May 4, 2006) Eastman will issue to you, within 30 days of your termination (or such other date as may be required under Internal Revenue Code Section 409A), shares of Common Stock underlying outstanding performance shares (as if all performance objectives with respect thereto had been met at a level of 100%) on a pro rata basis based upon the number of full calendar months employed during the performance period.  Upon termination for a reason other than death, disability, retirement or another reason described above prior to the date the shares of Common Stock covered by the Award are delivered to you, you will not be eligible or entitled to receive any Award under the Subplan.

Exhibit 10.02

8.         Noncompetition; Confidentiality.  You will not, without the written consent of the Company, either during your employment by the Company or thereafter, disclose to anyone or make use of any confidential information which you have acquired during your employment relating to any of the business of the Company, except as such disclosure or use may be required in connection with your work as an employee of the Company.  During your employment by the Company, and for a period of two years after the termination of such employment, you will not, either as principal, agent, consultant, employee or otherwise, engage in any work or other activity in competition with the Company in the field or fields in which you have worked for the Company.  The agreement in this Section 8 applies separately in the United States and in other countries but only to the extent that its application shall be reasonably necessary for the protection of the Company.  You will forfeit all rights under this Award Notice to or related to the Performance Shares if,  in the determination of the Committee (in the case of executive officers) or of the executive officer responsible for Human Resources (in the case of non-executive employees), you have violated any of the provisions of this Section 8, and in that event any issuance of shares, payment or other action with respect to the Performance Shares shall be made or taken, if at all, in the sole discretion of the Committee or the executive officer responsible for Human Resources.

9.         Restrictions on Issuance of Shares.  If at any time the Company determines that listing, registration or qualification of the shares covered by an Award upon any securities exchange or under any state or federal law, or the approval of any governmental agency, is necessary or advisable prior to the delivery of any certificate for shares of Common Stock subject to the Award, no such certificate may be delivered unless and until such listing, registration, qualification or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

10.       Change in Ownership; Change in Control.  Article 14 of the Plan contains certain special provisions that will apply in the event of a Change in Ownership or Change in Control, respectively.

11.       Adjustment of Terms.  The adjustment provisions Article 15 of the Plan will control in the event of a nonreciprocal transaction between the company and its stockholders that causes the per-share value of the Common Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend) or upon the occurrence of in anticipation of any other corporate event or transaction involving the Company (including, without limitation, any merger, combination, or exchange of shares).

12.        Adjustment of Actual Grant Amount.   The Committee may, in its sole discretion, adjust the Actual Grant Amount to reflect overall Company performance and business and financial conditions, except in the case of a Performance Award that is a Qualified Performance-Based Award where such actions would cause the Performance Award that is a Qualified Performance-Based Award to cease to qualify for the Section 162(m) Exemption.  In the case of a Performance Award that is a Qualified Performance-Based Award, the Committee shall retain the discretion to adjust such Award downward, either on a formula or discretionary basis or any combination, as the Committee determined.

13.        Reimbursement of Certain Compensation Following Restatement.  The Award is subject to the provisions of the Plan and any applicable law or Company policy requiring reimbursement to the Company of certain incentive-based compensation following an accounting restatement due to material non-compliance by the Company with any financial reporting requirement or due to other events or conditions.

14.        Plan and Subplan Control.  In the event of any conflict between the provisions of the Plan or the Subplan and the provisions of this Award Notice, the provisions of the Plan or the Subplan, as applicable, will be controlling and determinative.

Exhibit 10.02

EXHIBIT A

Award Multiplier Table 2012 -2014 Award Multiplier Table
Differential from Target Return on Capital (ROC-(COC+X))*
Eastman TSR Relative to Comparison Companies	<-7%	-7% to -5%	-4.99 to -3%	-2.99 to -1%	-0.99 to 0%	.01 to +1%	+1.01 to +3%	+3.01 to +5%	+5.01 to +7%	+7.01 to +10%	>10%
5th quintile	0	0	0	0.4		.5	.6	.7	.8	1.1	1.5
4th quintile	0	0	0.4		.5	.7	.8	.9	1.1	1.5	2
3rd quintile	0	0.4		.5	.8	1	1.2	1.5	1.8	2.1	2.4
2nd quintile	0.4		.6	.8	1	1.3	1.6	1.9	2.2	2.5	2.8
1st quintile	0.6		.8	1	1.3	1.6	1.9	2.2	2.5	2.8	3

* “X” to be determined by the Committee at the December meeting.